Exhibit 99.1

FairPoint Communications, Inc. Investor Presentation November 2011 Fair Point Communications

Cautionary Notes The information contained herein is current only as of the date hereof. The business, prospects, financial condition or performance of FairPoint Communications, Inc. (“FairPoint”) and its subsidiaries described herein may have changed since that date. FairPoint does not intend to update or otherwise revise the information contained herein. FairPoint makes no representation or warranty, express or implied, as to the completeness of the information contained herein. If any other information is given or any other representations are made, they should not be relied upon as having been authorized by FairPoint. Market data used throughout this presentation is based on surveys and and studies conducted by third parties, as well as industry and general publications. FairPoint has no obligation (express or implied) to update any or all of the information or to advise you of any changes; nor does FairPoint make any express or implied warranties or representations as to the completeness or accuracy or to accept responsibility for errors. Some statements herein are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained herein that are not historical facts. When used herein, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including our plans, objectives, expectations and intentions and other factors. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of the date hereof. FairPoint does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Throughout this presentation, reference is made to Consolidated EBITDAR or EBITDAR and Adjusted EBITDAR. EBITDAR and Adjusted EBITDAR are non-GAAP financial measures. Management believes that EBITDAR and Adjusted EBITDAR may be useful in assessing our operating performance and our ability to meet our debt service requirements. EBITDAR and Adjusted EBITDAR, as used herein, however, are not necessarily comparable to similarly titled measures of other companies. Furthermore, EBITDAR and Adjusted EBITDAR have limitations as an analytical tool and should not be considered in isolation from, or as an alternative to, net income or loss, operating income, cash flow or other combined income or cash flow data prepared in accordance with GAAP. Because of these limitations, EBITDAR, Adjusted EBITDAR and related ratios should not be considered as measures of discretionary cash available to invest in business growth or reduce indebtedness. We compensate for these limitations by relying primarily on our GAAP results using EBITDAR and Adjusted EBITDAR only supplementally. The Securities and Exchange Commission (“SEC”) has adopted rules to regulate the use in filings with the SEC and public disclosures and press releases of non-GAAP financial measures, such as EBITDAR and Adjusted EBITDAR, that are derived on the basis of methodologies other than in accordance with GAAP. Our presentation of EBITDAR and Adjusted EBITDAR may not comply with these rules. Fair Point Communications 2

Agenda I. Company Overview II. Growth Opportunity III. Recent Results Fair Point Communications 3

FairPoint is positioned for success Leveraging core strengths for growth in revenue, EBITDAR and free cash flow Geographic scope and ubiquitous network in northern New England (ME, NH, VT) Next generation, IP-based technologies Organic revenue growth opportunities given low market share Stable RLEC business in legacy FairPoint markets (“Telecom Group”) Operational improvements allow for acceleration of cost reduction initiatives High-speed data subscriber growth accelerated in 3Q11 to 8.2% year-over-year ?Voice access line loss slowed in 3Q11 to 8.8% year-over-year ?Recently announced workforce reduction of approximately 400 employees; 300 complete as of Sept. 30. Expected to result in approximately $34 million of annualized operating expense savings, with full benefit realized in 2012 Experienced management team with fresh focus Aligned to capture revenue growth opportunities and improve operations Focused on enhanced service and responsiveness Simplified and right-sized capital structure Total debt of $1.0 billion, liquidity of $73 million as of Sept. 30, 2011 Listed with NASDAQ: FRP Fair Point Communications 4

Company Overview at 2Q11

- Operate in 18 states with approximately 1.4 million access line equivalents ("ALEs")[1]
  - ~80% of ALEs in northern New England, ~20% in Telecom Group
- Northern New England: 3-statewide footprint with ubiquitous network presence
  - NNE averages 26% high-speed data penetration[2]
- Telecom Group: 30 rural LECs in 18 states with lower competitive profile
  - TG averages 46% high-speed data penetration[2]
- FairPoint offers an array of services across its footprint including voice, high-speed data, video and high-capacity bandwidth products
- Extensive capital investment on next generation network in NNE markets
  - Broadband available to ~85% of our customers in NNE, more than 90% in TG
- Over $1Bn in annual revenue and approximately 3,700 employees[4]

FairPoint service territory


Telecom Group
Northern New England

Access line equivalents

as of Sept. 30, 2011	Northern New England	Telecom Group	Total
Switched access lines:			
Residential	526,949	135,613	662,562
Business	265,677	48,613	314,290
Wholesale[3]	80,025	NM	80,025
Total switched access lines	872,651	184,226	1,056,877
High-speed data	227,190	85,285	312,475
Total access line equivalents	1,099,841	269,511	1,369,352

FairPoint communications

(1) Switched access lines plus high-speed data subscribers
(2) High-speed data subscribers as % of switched access lines
(3) UNE-P and Resale lines. Excludes UNE-L and Special Access circuits
(4) As of Sept. 30, 2011. Collective bargaining agreements with CWA and IBEW cover approximately 2,400 employees.

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Organic Revenue Growth Opportunities Northern New England: Network + Service Geographic scope and network ubiquity are significant advantage, especially to major, enterprise and wholesale customers NNE markets offer organic growth and market share “win-back” opportunities Management aligned to unique characteristics of each customer segment Quality of Service (“QoS”) and rapid response as competitive advantages Next-generation products that speak to SMBs, enterprise and wholesale customers Focus on stable and sustainable revenue streams like fiber-to-the-tower Telecom Group: Leverage stable platform Maintain the market share advantage with attractive bundles and excellent QoS Hone new products and processes before exporting to NNE markets Strategic capital investment to enhance the local network and optimize regulated revenue streams Geographic Scope Product Development Network Ubiquity Quality of Service Organic Growth Opportunity Management Alignment Fair Point Communications 6

Organic Revenue Growth in Wholesale FairPoint commissioned a market share and demand study for its NNE markets FairPoint maintains a majority share in the wholesale market1 Organic growth opportunities fueled by mobile broadband demands We are investing in new products and technologies to capture growth potential Segment / CAGR Total: 4.3% Wireless Tower2: 21.8% Wireless Transport3: 4.8% CLEC Access and Transport: -3.1% NNE Wholesale Market1 ($ in millions) $500 $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 2010 2011 2012 2013 2014 Sources: SNL Kagan, In-Stat, US Census, InfoUSA, Altman Vilandrie & Company (1) Wholesale as defined by traditional products and technologies like switched access and special access circuits (DS1s, DS3s, SONET, etc.) (2) Wireless tower refers to transport between towers and aggregation sites (3) Wireless transport refers to transport between aggregation sites Fair Point Communications 7

Win-back Opportunities Overall retail wireline market is expected to decline gradually FairPoint’s non-dominant market share provides significant win-back opportunities 2010 retail business market share estimated to be 26% (data and voice) 2010 retail residential market share estimated to be 39% (data and voice) NNE Retail Market ($ in millions) $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2010 2011 2012 2013 2014 Segment / CAGR / 2010 FRP Market Share Est. Total: -0.8% / 33% Biz Wireline Data: 2.6% / 16% 26% share Biz Wireline Voice: -1.9% / 33% Res Wireline Data: 4.9% / 17% 39% share Res Wireline Voice: -6.4% / 53% Sources: SNL Kagan, In-Stat, US Census, Info USA, Altman Vilandrie & Company Fair Point Communications 8

Aligned to Capture Revenue Opportunities

Revenue Segment	Telecom Group	Wholesale[1]	Government & Education[1]	Business & Residential[1]
Revenue Contribution				
Opportunity	Leverage scale and scope of enterprise; Increase attention	Fiber-to-the-tower; High-capacity and special access circuits	Increasing bandwidth needs	Organic growth in business; targeted marketing in residential
Advantages	Dominant presence; Low competition	Ubiquitous Next Generation Network	Ubiquitous Next Generation Network	Ubiquitous Next Generation Network
Approach and Strategy	Local market knowledge and presence; Product development platform for NNE	Network reliability; Fiber-to-the-tower buildout	Maintain market share; Market FairPoint's network ubiquity and reliability in northern New England	"Win-back" business; "Defend" residential and capitalize on broadband expansion

FairPoint communications

(1) Northern New England only

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Combining Network, Service and Products Network reach and IP-based services support organic revenue growth opportunities Over 1 million fiber strand miles on nearly 15,000 route miles Designed and deployed with 400G dense wave division multiplexing (“DWDM”) capabilities; Multiprotocol Label Switching (“MPLS”) design 350 central offices with inter-office fiber capacity Sales successes enabled by network and service Maine Schools and Libraries network: 650 locations delivering 21G of bandwidth capacity averaging 66Mb per location on 16,000 Ethernet ports turned up over a variety of network elements (fiber, copper, bonded DS1) Fiber-to-the-tower: announced initial build to over half of 1,600 towers served in NNE. Fiber placed to over 700 towers as of Sept. 30, 2011; over 400 in billing Regional businesses: banks and hospitals seeking single source solution in NNE Expanding broadband network: broadband service available to approximately 85% of northern New England customers and more than 90% of Telecom Group customers Product development will drive future sales SMB bundle Very-high speed data (over fiber)1 Carrier Ethernet Service (1) FairPoint acquired over 120,000 homes and businesses served with fiber-to-the-premise during the northern New England acquisition (former Verizon FiOS territory) Fair Point Communications 10

Cost Reduction Opportunities Operational improvements in late 2010 and early 2011 allowed FairPoint to accelerate cost reduction initiatives Repair intervals and call center volumes downService quality metrics improved Recent Announcement: Workforce reduction of approximately 400 employees; 300 completed as of Sept. 30~100 management~300 union4 Annualized employee cost savings of approximately $34 million expected, with full benefit in 2012 Severance and incentive payments cost range of $7 million to $13 million5 Continued areas of focus: Cost of goods sold (access circuits) Facilities and fleet (power, fuel, real estate)Contracted services Bad debt (1) YTD annualized. Excludes restructuring, severance, impact of Irene and non-cash pension and OPEB (1) As of December 31, 2010. FRP pro forma for reduction (2) Weighted average of FTR, CTL and WIN (3) FairPoint is following prescribed steps in the collective bargaining agreement (4) Credit agreement allows for severance add-back of $12 million per calendar year and $30 million aggregate for Consolidated EBITDAR purposes ~$800Mn Cost Structure1 Employee Circuits, network and backoffice Facilities and fleet Contracted services Operating taxes, legal, insurance and other Marketing, customer service and billing Bad debt 48% 24% 3% 7% 8% Voice access lines per employee 2 400 380 360 340 320 300 280 260 240 220 200 Announced Executed FRP 2 Average3 FTR CTL WIN 313 344 385 320 331 Fair Point Communications 11

Capital Structure As of Sept. 30, 2011: Cash essentially flat since emergence from Chapter 11 on Jan. 24, 2011 Liquidity of $72.5 million $9.9 million unrestricted cash $62.6 million revolver (net of LCs) Leverage of 3.85x vs. 4.75x covenant Interest Coverage of 4.27x vs. 3.25x covenant Capex covenant: 2011 = $200 million 2012 = $190 million 2013 = $170 million 2014 = $150 million 2015 = $150 million (1) Excludes letters of credit of $12 million and capital lease obligations of $5 million (2) Before applying letters of credit of $12 million, which reduces revolver availability (3) Includes management restricted stock and ~0.6 million of common stock held in reserve for certain pre-petition claims (4) Generally vest 25% at emergence, 25% on each anniversary for three years thereafter. All restricted stock included in common stock outstanding (5) Generally vest 25% at emergence, 25% on each anniversary for three years thereafter. Options struck at $24.29 as of Sept. 30, 2011(in millions) Cash and cash equivalents (unrestricted) $10 Gross debt1 $1,000 Revolver2 $75 Amortization schedule: 2011 $0 2012 $10 2013 $10 2014 $25 2015 $38 January 24, 2016 $918 L+450, with LIBOR floor of 200 No dividends if leverage > 2.0x Interest coverage and leverage covenants Common stock outstanding3 26.2 Warrants (7 yr, $48.81 strike ) 3.6 Management long-term incentive Restricted stock4 0.5 Options5 1.0 Fair Point Communications 12

Recent Operating and Financial Results

3Q11 highlights

- Data and Internet revenue up 12.6% YoY on 8.2% growth in high-speed data subs
- Revenue of $255-260 million for last 4 quarters on adjusted basis
- Consolidated EBITDAR[1] $60.5 million in 3Q11: Adjusted EBITDA up sequentially and YoY

($ in millions)	3Q11	2Q11	3Q10	3Q11 vs. 2Q11	3Q11 vs. 3Q10
Consolidated EBITDAR (1)	$ 60.5	$ 70.5	$ 59.2	-14.2%	2.1%
One-time penalty reversal (2)	-	(4.0)	-		
Irene impact	4.0	-	-		
Restatement items (3)	-	-	(1.4)		
Vacation accrual impact (4)	(3.4)	(3.4)	(3.4)		
Cash pension contribution (5)	4.7	(1.6)	-		
Adjusted EBITDA	**$ 65.7**	**$ 61.6**	**$ 54.4**	**6.7%**	**20.8%**
margin	*25.5%*	*23.8%*	*20.9%*		
High-speed data subscribers (000s)	312.5	305.2	288.9	2.4%	8.2%
Residential access lines (000s)	662.6	680.2	734.3	-2.6%	-9.8%
Business access lines	314.3	317.6	335.3	-1.0%	-6.3%
Wholesale access lines	80.0	82.2	89.0	-2.7%	-10.1%
Total switched access lines	1,056.9	1,080.0	1,158.6	-2.1%	-8.8%
Access line equivalents (000s)	1,369.4	1,385.2	1,447.5	-1.1%	-5.4%

(1) As defined in FairPoint's credit facility. For a reconciliation of Net Income (Loss) to Consolidated EBITDAR, see our third quarter 2011 earnings release furnished by FairPoint on Nov. 2, 2011 respectively, on Form 8-K
(2) Reversal of penalties related to Maine legislation and other true-ups
(3) Though added back per credit facility, the impact of the financial restatement does belong in 3Q10 for comparative purposes
(4) FairPoint accrues a full year of vacation expense each January 1st, which is then reversed throughout the year
(5) The 2011 cash contribution to the pension plan was made in 3Q11 and is spread back for comparative purposes. No contribution made in 2010

FairPoint communications

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FairPoint Management Team

Experienced management team with fresh focus: FairPoint strengthened its senior management team in key areas, while maintaining institutional knowledge

Name	Position	Experience
Paul Sunu	Chief Executive Officer	31 years corporate and operating experience; CEO since August 2010; Former CFO of Hargray Communications and Hawaiian Telecom; Co-founder and former CFO of Madison River Communications
Ajay Sabherwal	Executive Vice President, Chief Financial Officer	23 years of experience with 18 years in telecom; Joined FairPoint in July 2010; Former CFO of Choice One Communications, Aventine Renewable Energy and Mendel Biotechnology
Kathleen McLean	Executive Vice President and Chief Revenue Officer	28 years of telecom and information technology experience; Joined FairPoint in 2010 from Verizon Partner Solutions
Ken Amburn	Executive Vice President, Operations and Engineering	42 years of telecommunications experience. Prior to joining FairPoint, served as COO of Madison River Communications
Peter Nixon	Executive Vice President, External Affairs and Operational Support	33 years experience; Former COO and SVP of Corporate Development and President of Telecom Group; Former President of C&E Telephone Corp.
Shirley Linn	Executive Vice President, General Counsel and Secretary	35 years business and securities law experience; Joined FairPoint in 2000
Greg Castle	Senior Vice President, Human Resources	Over 25 years of experience managing employee and labor relations, including VP of labor relations at Ameritech
Rose Hauser	Senior Vice President, Chief Information Officer	20 years experience in the telecom and IT; Joined FairPoint in May 2011; Prior to FairPoint, most recently served as CIO of Hawaiian Telcom. Held leadership roles at MCI, XO Comm. and Bell Atlantic
Lee Newitt	Director, Investor Relations and Corporate Development	Joined FairPoint in 2003; has held leadership roles in M&A, corporate finance and investor relations

FairPoint communications
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Conclusion: FairPoint is positioned for success Leveraging core strengths for growth in revenue, EBITDAR and free cash flow Network: geographic scope, network ubiquity, next-generation platform Service: enhanced service and responsiveness as competitive advantage Organic revenue growth opportunities: business and wholesale, focus on stable and sustainable revenue streams like fiber-to-the-tower Stable RLEC business: steady cash flow, platform for product development Recent achievements accelerate cost reduction opportunities Operational improvements: service quality, data growth, slowing voice loss Margin expansion: revenue growth plus cost reduction Experienced management team Aligned to capture growth and improve operations Fair Point Communications 15